UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34- 1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 7, 2022, Welltower Inc. (“Old Welltower”) issued a press release announcing that it intends to implement a corporate reorganization into a new holding company structure commonly referred to as an Umbrella Partnership Real Estate Investment Trust, or UPREIT (the “Reorganization”). In the Reorganization, WELL Merger Holdco Inc. (“New Welltower”), a Delaware corporation that currently is a wholly owned subsidiary of Old Welltower, will become the publicly traded parent company of Old Welltower and its subsidiaries and will inherit the name “Welltower Inc.” Old Welltower, the current real estate investment trust, will exist as a wholly owned subsidiary of New Welltower initially called “Welltower OP Inc.” and, subject to approval of New Welltower’s shareholders, convert to a Delaware limited liability company (the “LLC Conversion”) called “Welltower OP LLC.”

New Welltower will replace Old Welltower as the public holding company listed on the New York Stock Exchange (the “NYSE”) and, as of the Effective Time (as defined below), New Welltower common stock will trade on the NYSE on an uninterrupted basis under the existing symbol “WELL” and will retain the CUSIP number of 95040Q104. The NYSE ticker symbols of Old Welltower’s 4.800% Notes due 2028 (CUSIP number 95040QAA2) and $4.500% Notes due 2034 (CUSIP number 95040QAB0) will change, respectively, to WELL/28 and WELL/34 and these notes will retain their existing CUSIP numbers.

Merger

The first step of the Reorganization will be effectuated pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated March 7, 2022, among Old Welltower, New Welltower and WELL Merger Holdco Sub Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of New Welltower. Pursuant to the Merger Agreement, Merger Sub will merge with and into Old Welltower pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), with Old Welltower continuing as the surviving corporation and a wholly owned subsidiary of New Welltower (the “Merger”). The Merger will be conducted pursuant to Section 251(g) of the DGCL, which provides for the formation of a holding company (i.e., New Welltower) without a vote of the shareholders of the constituent corporation (i.e., Old Welltower). The Merger is expected to be effective as of April 1, 2022 (the “Effective Time”).

In accordance with the Merger Agreement, at the Effective Time, each issued and outstanding share of Old Welltower common stock immediately prior to the Effective Time will be converted into an issued and outstanding share of New Welltower common stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old Welltower common stock being converted. Accordingly, upon consummation of the Merger, Old Welltower’s shareholders immediately prior to the consummation of the Merger will become shareholders of New Welltower. The conversion of stock will occur automatically without an exchange of stock certificates at the Effective Time.

The consolidated assets and liabilities of New Welltower immediately following the Merger will be identical to the consolidated assets and liabilities of Old Welltower immediately prior to the Merger. New Welltower will not hold any assets directly other than certain de minimis assets that may be held for certain administrative functions. None of the properties owned by Old Welltower or its subsidiaries or any interests therein have been or will be transferred as part of the Reorganization. All material indebtedness of Old Welltower immediately prior to the Merger is expected to be indebtedness of Old Welltower after the Merger.

LLC Conversion

An UPREIT structure allows owners of appreciated property to contribute such property to an “operating partnership” in exchange for partnership interests therein. Partnership interests in Welltower OP LLC will generally entitle its holders to receive the same distributions as holders of New Welltower common stock, and the holders of such interests will generally be entitled to exchange the partnership interests for cash or common stock, at New Welltower’s option. In order for Old Welltower to function as the operating partnership in the UPREIT structure it must be converted from a Delaware corporation to a limited liability company.

As required by Section 251(g) of the DGCL, the certificate of incorporation of Old Welltower will be amended in connection with the Merger to add a “Pass-Through Vote Provision.” The Pass-Through Vote Provision will require the shareholders of New Welltower to approve any act or transaction by or involving Old Welltower (other than the election or removal of directors) that would have required the approval of the shareholders of Old Welltower if taken by Old Welltower prior to the Effective Time, by the same vote as was required by the DGCL and/or by the certificate of incorporation or bylaws of Old Welltower in effect immediately prior to the Effective Time.

Under the DGCL, a conversion of a Delaware corporation to a limited liability company requires the unanimous approval of all shareholders, voting and nonvoting. Normally, New Welltower could approve the LLC Conversion in its capacity as sole shareholder of Old Welltower. However, due to the Pass-Through Vote Provision, all of the shareholders of New Welltower would also have to approve the LLC Conversion. New Welltower will have over 447 million shares outstanding, held by more than 3,100 record and beneficial holders, making the unanimous shareholder approval requirement for the LLC Conversion time consuming, expensive and likely impossible to achieve. Therefore, in order to provide the benefits of the Reorganization to New Welltower shareholders, Old Welltower expects to include a proposal (the “Proposal”) in its proxy statement for its 2022 annual shareholders’ meeting to allow the shareholders, voting as shareholders of New Welltower, to approve the removal of the Pass-Through Vote Provision so that the LLC Conversion may be approved solely by New Welltower.

If New Welltower’s shareholders approve the Proposal, the LLC Conversion is expected to be effective shortly following the annual meeting of shareholders.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, filed herewith as Exhibits 2.1 and incorporated by reference herein. Copies of the press release and Frequently Asked Questions about the Reorganization have been filed as Exhibits 99.1 and 99.2, respectively, to this Current Report, and are incorporated herein by reference.

Forward-Looking Statements

This 8-K and the accompanying press release may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When Welltower Inc. uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements, including, but not limited to, statements regarding the Company’s ability to complete the Reorganization, the impacts of the Reorganization on the Company’s financial condition, business operations, financial statements and outstanding securities and the Company’s ability to realize the expected benefits of Reorganization, are not guarantees of future performance and involve risks and uncertainties that may cause Welltower Inc.’s actual results to differ materially from Welltower Inc.’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to, those factors discussed in Welltower Inc.’s reports filed from time to time with the SEC. Welltower Inc. undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Merger Agreement and Plan of Reorganization, dated March 7, 2021, by and among Old Welltower, New Welltower and Merger Sub.*

99.1	Press release of Welltower Inc. dated March 7, 2022.

99.2	Frequently Asked Questions About the Reorganization into an UPREIT Structure dated March 7, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Executive Vice President – General Counsel & Corporate Secretary

Dated: March 7, 2022

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